Exhibit 99.1

Press Release

Contact:

Kevin S. Bauer Sr. Vice President and CFO 510-668-7119	For Release May 3, 2012 4:05 p.m. EDT

Exar Corporation Reports Fiscal 2012 Fourth Quarter Results

Fiscal Year End 2012 Results and Completion of Planned Restructuring

Fremont, California, May 3, 2012 – Exar Corporation (Nasdaq: EXAR) today reported financial results for the Company’s fourth quarter and fiscal year 2012 ended April 1, 2012. The Company reported revenue of $27.8 million for the fourth quarter of fiscal year 2012 and $130.6 million for fiscal year 2012.

Company president and CEO Louis DiNardo commented, “During the fourth quarter of fiscal year 2012, we executed a strategy to reduce our workforce and align resources with our market, product and financial plans. The gross impact of these actions represents over $22 million in annual expense savings and will be reflected in our financial performance in the coming year. Additionally, we strengthened our marketing, design, test and operations organizations during the quarter and established a focused plan to achieve profitability in fiscal year 2013.”

“This quarter our Power Management product sales grew over 12% and our Connectivity product sales grew 3%. This growth was offset by continued weakness in the Communications market and inventory adjustments at our major customers in the Networking market. Our book-to-bill for the quarter was greater than one-to-one and we expect growth in all of our product areas in the first quarter of fiscal year 2013,” added Mr. DiNardo.

For the first quarter of fiscal year 2013 ending July 1, 2012, the Company projects that net sales will grow between 5% and 10%. The non-GAAP gross margin is currently expected to be between 46% and 48%. Non-GAAP operating expenses are expected to be between $13 million and $14 million and earnings per share are expected to be between $0.01 and 0.03 per fully diluted share on a non-GAAP basis.

The following non-GAAP financial information excludes stock-based compensation, amortization of acquired intangible assets, restructuring and exit charges, separation costs, provision for dispute resolution, impairment of purchased intangible assets, and related tax effects. See “Generally Accepted Accounting Principles” below for further description.

NON-GAAP FINANCIAL COMPARISON

(In millions, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	APRIL 1,	JANUARY 1,	MARCH 27,	APRIL 1,	MARCH 27,
	2012	2012	2011	2012	2011
Net sales	$27.8	$29.7	$33.8	$130.6	$146.0
Gross margin	40.0%	48.4%	46.1%	46.8%	49.9%
Loss from operations	$(5.4)	$(2.4)	$(5.4)	$(6.9)	$(11.7)
Net loss	$(4.6)	$(1.9)	$(4.6)	$(4.5)	$(7.2)
Basic loss per share	$(0.10)	$(0.04)	$(0.10)	$(0.10)	$(0.16)

GAAP FINANCIAL COMPARISON

(In millions, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	APRIL 1,	JANUARY 1,	MARCH 27,	APRIL 1,	MARCH 27,
	2012	2012	2011	2012	2011
Net sales	$27.8	$29.7	$33.8	$130.6	$146.0
Gross margin	32.4%	45.0%	35.0%	42.8%	43.8%
Loss from operations	$(22.3)	$(5.4)	$(19.5)	$(31.3)	$(40.0)
Net loss	$(21.6)	$(4.7)	$(18.8)	$(28.8)	$(35.7)
Basic loss per share	$(0.48)	$(0.11)	$(0.42)	$(0.64)	$(0.81)

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the fourth quarter and fiscal year 2012, today, Thursday, May 3 at 1:30 p.m. PDT. To access the conference call, please dial (800) 288-8960 by 1:20 p.m. PDT and use conference ID number 245707. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investors’ Relations Homepage at: http://www.exar.com/news/investornews.aspx. A replay of the call will be available starting at 3:00 p.m. PDT on May 3, 2012 until 11:59 p.m. PDT on May 10, 2012. To access the replay, please dial (800) 475-6701 and use conference ID number 245707.

About Exar

Exar Corporation designs, develops and markets high performance analog mixed-signal integrated circuits and advanced sub-system solutions for data communication, networking, storage, consumer and industrial applications. Exar’s product portfolio includes power management and connectivity components, communications products, network security and storage optimization solutions. Exar has locations worldwide providing real-time customer support to drive rapid product development. For more information about Exar, visit http://www.exar.com.

Safe Harbor Statement

The Company’s statements about its future financial or business performance, changes in gross margins, net sales and operating expenses are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, and industry and market conditions, such as vendor capacity, quality or throughput constraints; possible disruption in commercial activities; successful development, market acceptance and demand for the Company’s products; accounting considerations; and the level of inventories maintained at the Company’s OEMs and distributors, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 27, 2011 and the Quarterly Reports on Form 10-Q for the periods ended July 3, 2011, October 2, 2011 and January 1, 2012.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net loss, and non-GAAP loss per share, which are adjusted to exclude from our GAAP results all stock-based compensation, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquisition-related costs, separation costs, provision for dispute resolution, impairment of acquired intangible assets, restructuring charges and exit costs, impairment charges on investments, and income tax effects. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	APRIL 1,	JANUARY 1,	MARCH 27,	APRIL 1,	MARCH 27,
	2012	2012	2011	2012	2011
Net sales	$18,256	$20,749	$22,579	$89,988	$101,721
Net sales, related party	9,533	8,930	11,192	40,578	44,284

Total net sales	27,789	29,679	33,771	130,566	146,005

Cost of sales:
Cost of sales	11,721	11,130	12,754	49,849	52,780
Cost of sales, related party	5,021	4,299	5,555	19,888	20,972
Amortization of acquired intangible assets	888	905	1,443	3,603	6,044
Restructuring charges and exit costs	1,160	—	2,212	1,312	2,212

Total cost of sales	18,790	16,334	21,964	74,652	82,008

Gross profit	8,999	13,345	11,807	55,914	63,997

Operating expenses:
Research and development	8,486	8,871	11,534	35,475	49,888
Selling, general and administrative	10,036	9,909	10,929	38,860	45,267
Impairment of acquired intangible assets	—	—	7,485	—	7,485
Restructuring charges and exit costs	12,740	—	1,375	12,913	1,375

Total operating expenses	31,262	18,780	31,323	87,248	104,015
Loss from operations	(22,263)	(5,435)	(19,516)	(31,334)	(40,018)

Other income and expense, net:
Interest income and other, net	784	593	1,157	2,803	5,925
Interest expense	(34)	(60)	(311)	(215)	(1,258)
Impairment charges on investments	—	—	—	—	(62)

Total other income and expense, net	750	533	846	2,588	4,605

Loss before income taxes	(21,513)	(4,902)	(18,670)	(28,746)	(35,413)
Provision for (benefit from) income taxes	48	(169)	166	51	255

Net loss	$(21,561)	$(4,733)	$(18,836)	$(28,797)	$(35,668)

Loss per share:
Basic loss per share	$(0.48)	$(0.11)	$(0.42)	$(0.64)	$(0.81)

Diluted loss per share	$(0.48)	$(0.11)	$(0.42)	$(0.64)	$(0.81)

Shares used in the computation of loss per share:
Basic	45,012	44,830	44,503	44,796	44,218

Diluted	45,012	44,830	44,503	44,796	44,218

Note: Certain amounts previously reported above have been reclassified to conform to the current period presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	APRIL 1,	JANUARY 1,	MARCH 27,	APRIL 1,	MARCH 27,
	2012	2012	2011	2012	2011
Net Sales	$27,789	$29,679	$33,771	$130,566	$146,005

GAAP gross profit	$8,999	$13,345	$11,807	$55,914	$63,997
GAAP gross margin	32.4%	45.0%	35.0%	42.8%	43.8%
Stock-based compensation	79	104	93	311	489
Amortization of acquired intangible assets	888	905	1,443	3,603	6,044
Fair value adjustment of acquired inventories	—	—	—	—	42
Restructuring charges and exit costs	1,160	—	2,212	1,312	2,212

Non-GAAP gross profit	$11,126	$14,354	$15,555	$61,140	$72,784

Non-GAAP gross margin	40.0%	48.4%	46.1%	46.8%	49.9%

GAAP research and development expenses	$8,486	$8,871	$11,534	$35,475	$49,888
Stock-based compensation	342	576	375	1,708	3,241
Amortization of acquired intangible assets	—	—	72	—	2,292

Non-GAAP research and development expenses	$8,144	$8,295	$11,087	$33,767	$44,355

GAAP selling, general and administrative expenses	$10,036	$9,909	$10,929	$38,860	$45,267
Stock-based compensation	676	653	769	2,472	3,651
Amortization of acquired intangible assets	174	174	254	696	1,143
Acquisition-related costs	—	—	—	—	328
Separation costs	—	575	—	575	—
Provision for dispute resolution	820	—	—	820	—

Non-GAAP selling, general and administrative expenses	$8,366	$8,507	$9,906	$34,297	$40,145

GAAP operating expenses	$31,262	$18,780	$31,323	$87,248	$104,015
Stock-based compensation	1,018	1,229	1,144	4,180	6,892
Amortization of acquired intangible assets	174	174	326	696	3,435
Acquisition-related costs	—	—	—	—	328
Separation costs	—	575	—	575	—
Provision for dispute resolution	820	—	—	820	—
Impairment of acquired intangible assets	—	—	7,485	—	7,485
Restructuring charges and exit costs	12,740	—	1,375	12,913	1,375

Non-GAAP operating expenses	$16,510	$16,802	$20,993	$68,064	$84,500

GAAP operating loss	$(22,263)	$(5,435)	$(19,516)	$(31,334)	$(40,018)
Stock-based compensation	1,097	1,333	1,237	4,491	7,381
Amortization of acquired intangible assets	1,062	1,079	1,769	4,299	9,479
Fair value adjustment of acquired inventories	—	—	—	—	42
Acquisition-related costs	—	—	—	—	328
Separation costs	—	575	—	575	—
Provision for dispute resolution	820	—	—	820	—
Impairment of acquired intangible assets	—	—	7,485	—	7,485
Restructuring charges and exit costs	13,900	—	3,587	14,225	3,587

Non-GAAP operating loss	$(5,384)	$(2,448)	$(5,438)	$(6,924)	$(11,716)

GAAP net loss	$(21,561)	$(4,733)	$(18,836)	$(28,797)	$(35,668)
Stock-based compensation	1,097	1,333	1,237	4,491	7,381
Amortization of acquired intangible assets	1,062	1,079	1,769	4,299	9,479
Fair value adjustment of acquired inventories	—	—	—	—	42
Acquisition-related costs	—	—	—	—	328
Separation costs	—	575	—	575	—
Provision for dispute resolution	820	—	—	820	—
Impairment of acquired intangible assets	—	—	7,485	—	7,485
Restructuring charges and exit costs	13,900	—	3,587	14,225	3,587
Impairment charges on investments	—	—	—	—	62
Income tax effects	44	(194)	129	(71)	76

Non-GAAP net loss	$(4,638)	$(1,940)	$(4,629)	$(4,458)	$(7,228)

GAAP loss per share	$(0.48)	$(0.11)	$(0.42)	$(0.64)	$(0.81)
Stock-based compensation	0.02	0.03	0.03	0.10	0.17
Amortization of acquired intangible assets	0.02	0.02	0.04	0.10	0.21
Fair value adjustment of acquired inventories	—	—	—	—	0.00
Acquisition-related costs	—	—	—	—	0.01
Separation costs	—	0.01	—	0.01	—
Provision for dispute resolution	0.02	—	—	0.02	—
Impairment of purchased intangible assets	—	—	0.17	—	0.17
Restructuring charges and exit costs	0.31	—	0.08	0.32	0.08
Impairment charges on investments	—	—	—	—	0.00
Income tax effects	0.00	(0.00)	0.00	(0.00)	0.00

Non-GAAP loss per share	$(0.10)	$(0.04)	$(0.10)	$(0.10)	$(0.16)

Shares used in the computation of loss per share—GAAP	45,012	44,830	44,503	44,796	44,218
The effect of dilutive potential common shares due to reporting Non-GAAP net income	—	—	—	—	—
The effect of removing stock-based compensation expense under ASC 718 for Non-GAAP presentation purpose	—	—	—	—	—

Shares used in the computation of loss per share—Non-GAAP	45,012	44,830	44,503	44,796	44,218

Note: Certain amounts previously reported above have been reclassified to conform to the current period presentation.

Certain amounts may not total due to rounding.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

(Unaudited)

	APRIL 1,	MARCH 27,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$8,714	$15,039
Short-term marketable securities	187,668	185,960
Accounts receivable (net of allowances of $781 and $1,165)	8,454	9,776
Accounts receivable, related party (net of allowances of $815 and $358)	2,918	3,194
Inventories	18,374	21,962
Other current assets	3,124	3,562

Total current assets	229,252	239,493
Property, plant and equipment, net	27,793	38,009
Goodwill	3,184	3,184
Intangible assets, net	9,755	15,390
Other non-current assets	1,668	2,139

Total assets	$271,652	$298,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,823	$8,794
Accrued compensation and related benefits	3,918	6,069
Deferred income and allowances on sales to distributors	3,410	4,632
Deferred income and allowances on sales to distributors, related party	9,608	10,680
Other accrued expenses	13,615	7,062

Total current liabilities	38,374	37,237
Long-term lease financing obligations	3,771	12,558
Other non-current obligations	6,215	3,841

Total liabilities	48,360	53,636

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 45,245,233 and 44,519,663 shares issued and outstanding at April 1, 2012 and March 27, 2011, respectively (net of treasury shares)	5	4
Additional paid-in capital	735,562	728,139
Accumulated other comprehensive loss	(201)	(287)
Treasury stock at cost, 19,924,369 shares at April 1, 2012 and March 27, 2011	(248,983)	(248,983)
Accumulated deficit	(263,091)	(234,294)

Total stockholders’ equity	223,292	244,579

Total liabilities and stockholders’ equity	$271,652	$298,215

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL NET SALES INFORMATION

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
By Product Line	APRIL 1, 2012	JANUARY 1, 2012	MARCH 27, 2011	APRIL 1, 2012	MARCH 27, 2011
Communications	9%	12%	17%	13%	16%
Datacom and storage	7%	14%	10%	12%	11%
Connectivity	57%	52%	53%	53%	53%
Power management	27%	22%	20%	22%	20%

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
By Geography	APRIL 1, 2012	JANUARY 1, 2012	MARCH 27, 2011	APRIL 1, 2012	MARCH 27, 2011
Americas	22%	31%	23%	26%	23%
Asia	61%	57%	59%	59%	61%
EMEA	17%	12%	18%	15%	16%

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP GUIDANCE

(In millions)

GUIDANCE FOR THE QUARTER ENDING JULY 1, 2012
ADJUSTMENTS
	NON-GAAP	STOCK-BASED COMPENSATION	AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS	GAAP
Net Sales	+5% to +10%			+5% to +10%
Gross Margin	46% - 48%	~$0.1 million	~$0.9 million	42.5% - 44.5%
GAAP operating expenses	$13 - $14 million	~$1.0 million	~$0.2 million	$14 - $15 million
Earnings (loss) per share	$0.01 - $0.03	~$1.1 million	~$1.1 million	($0.04) - ($0.02)